                                                                Sub-Item 77Q1(e)

                                 AMENDMENT NO. 5

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of December 14, 2011, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Growth Series (Invesco Growth Series), and each of Invesco Canada Ltd. (previously known as Invesco Trimark Ltd.), Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                              W I T N E S S E T H:

     WHEREAS, the Trust desires to (i) change the name of Invesco Moderately Conservative Allocation Fund to Invesco Conservative Allocation Fund and to (ii) remove the following series portfolios; Invesco Balanced-Risk Retirement 2010 Fund, Invesco Basic Value Fund, Invesco Conservative Allocation Fund, Invesco Moderate Growth Allocation Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen Harbor Fund and Invesco Van Kampen Real Estate Securities Fund;

     NOW, THEREFORE, the parties agree that;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A


                                     Funds


                Invesco Balanced-Risk Retirement Now Fund
                Invesco Balanced-Risk Retirement 2020 Fund
                Invesco Balanced-Risk Retirement 2030 Fund
                Invesco Balanced-Risk Retirement 2040 Fund
                Invesco Balanced-Risk Retirement 2050 Fund
                Invesco Global Equity Fund
                Invesco Growth Allocation Fund
                Invesco Income Allocation Fund
                Invesco International Allocation Fund
                Invesco Mid Cap Core Equity Fund
                Invesco Moderate Allocation Fund
                Invesco Conservative Allocation Fund
                Invesco Small Cap Growth Fund
                Invesco Convertible Securities Fund
                Invesco Van Kampen Leaders Fund
                Invesco Van Kampen U.S. Mortgage Fund"


     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                     INVESCO ADVISERS, INC.

                                     Adviser

                                     By: /s/ John M. Zerr
                                         ---------------------------------
                                     Name: John M. Zerr
                                           -------------------------------
                                     Title: Senior Vice President
                                            ------------------------------
                                       2
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                                     INVESCO CANADA LTD.

                                     Sub-Adviser

                                     By: /s/ Eric J. Adelson
                                         --------------------------------------
                                     Name: Eric J. Adelson
                                           ------------------------------------
                                     Title: Senior Vice President and Secretary
                                            -----------------------------------

                                     By: /s/ Wayne Bolton
                                         --------------------------------------
                                     Name: Wayne Bolton
                                           ------------------------------------
                                     Title: Vice President, Compliance &
                                            -----------------------------------
                                            Chief Compliance Officer
                                            -----------------------------------

                                        3
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                              INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                              Sub-Adviser

                              By: /s/ Jens Langewand & /s/ Alexander Lehmann
                                  --------------------------------------------
                              Name: Jens Langewand & Alexander Lehmann
                                    ------------------------------------------
                              Title: Managing Directors
                                     -----------------------------------------
                                        4
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                                     INVESCO ASSET MANAGEMENT LIMITED

                                     Sub-Adviser

                                     By: /s/ Graeme Proudfoot
                                         -----------------------------------
                                     Name: Graeme Proudfoot
                                           ---------------------------------
                                     Title: Director
                                            --------------------------------

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                                     INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                     Sub-Adviser

                                     By: /s/ Masakazu Hasegawa
                                         -------------------------------------
                                     Name: Masakazu Hasegawa
                                           -----------------------------------
                                     Title: Managing Director
                                            ----------------------------------

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                                     INVESCO AUSTRALIA LIMITED

                                     Sub-Adviser

                                     By:  /s/ Nick Burrell & /s/ Mark Yesberg
                                          ------------------------------------
                                     Name: Nick Burrell & Mark Yesberg
                                           -----------------------------------
                                     Title: Company Secretary & Director
                                            ----------------------------------

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                                     INVESCO HONG KONG LIMITED

                                     Sub-Adviser

                                     By: /s/ Anna Tong & /s/ Fanny Lee
                                         -------------------------------------
                                     Name: Anna Tong & Fanny Lee
                                           -----------------------------------
                                     Title:  Director & Director
                                             ---------------------------------

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                                     INVESCO SENIOR SECURED MANAGEMENT, INC.

                                     Sub-Adviser

                                     By:  /s/ Jeffrey H. Kupor
                                          ------------------------------------
                                     Name: Jeffrey H. Kupor
                                           -----------------------------------
                                     Title: Secretary & General Counsel
                                            ----------------------------------